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                                                                      EXHIBIT 23


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements Form S-8 (No. 333-8162), Form S-8 (No. 333-71532), Form S-8 (No. 333-55480), and Form
S-8 (No. 333-62907) of TLC Vision Corporation of our report dated March 25, 2003, with respect to the consolidated financial statements of TLC Vision Corporation included in this Annual Report (Form 10-K) for the seven-month period ended December 31, 2002.


St. Louis, Missouri                                    /s/ Ernst & Young LLP
March 31, 2003